EXHIBIT 10.7.5


                                 GUARANTY 32838

            GUARANTY 32838, dated as of July 27, 2004 (this "GUARANTY"), of POLAR AIR CARGO, INC., a California corporation (together with its successors and assigns, "POLAR") in favor of TUOLUMNE RIVER AIRCRAFT FINANCE, INC., a Delaware corporation, as lessor under the Lease (as defined below) (together with its successors and assigns, the "GUARANTEED PARTY");

            WHEREAS, the Guaranteed Party is a party to that certain Lease Agreement (MSN 32838), dated as of July 16, 2002 (as supplemented by the Lease Supplement No. 1 dated July 17, 2002, the "LEASE"), between the Guaranteed Party, as lessor, and Atlas Air, Inc., as lessee ("ATLAS");

            WHEREAS, the Guaranteed Party is a party to that certain Tax Indemnity Agreement, dated as of July 16, 2002 (the "LEASE TIA"), between Guaranteed Party, as lessor, and Atlas, as lessee;

            WHEREAS, the Guaranteed Party is a party to that certain Amendment Agreement (MSN 32838) to the Lease, dated as of August 1, 2003 (the "LEASE AMENDMENT"), between Guaranteed Party and Atlas;

            WHEREAS, Guaranteed Party is a party to Amendment No. 1 to the Lease TIA, dated as of August 1, 2003 (the "TIA AMENDMENT"), between Guaranteed Party and Atlas;

            WHEREAS, Polar is an Affiliate of Atlas and it is of direct benefit to Polar and is in the furtherance of Polar's business interests that Guaranteed Party enter into the Lease Amendment and TIA Amendment; and

            WHEREAS, as an inducement for the Guaranteed Party's willingness to enter into the Lease Amendment and TIA Amendment, Polar has agreed to guarantee the obligations of Atlas arising under (i) the Lease, as amended by the Lease Amendment, (ii) the Lease TIA, as amended by the TIA Amendment and (iii) each Other Agreement (as defined in the Lease, as amended by the Lease Amendment). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Lease, as amended by the Lease Amendment.

            NOW, THEREFORE, in consideration of the premises and covenants herein after contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Polar hereby agrees for the benefit of the Guaranteed Party and the Guaranteed Party hereby acknowledges:

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            SECTION 1. GUARANTY BY POLAR. (a) Polar hereby irrevocably and unconditionally guarantees, as primary obligor and not as a surety, (i) the due and punctual performance by Atlas of all of its obligations under (1) the Lease, as amended by the Lease Amendment and (2) the Lease TIA, as amended by the TIA Amendment and (3) each Other Agreement (collectively, as amended, supplemented or otherwise modified from time to time, the "OPERATIVE DOCUMENTS"), (ii) the due, punctual, prompt and complete payment when due of any and all amounts which are from time to time due and payable by Atlas pursuant to the provisions of the Operative Documents after any applicable grace periods or notice requirements, if any, according to the terms thereof and (iii) all sums for which Atlas is or at any time becomes liable by reason of any breach of or failure to perform or observe, or any other noncompliance with, any covenant, condition, agreement or other obligation to be performed by Atlas under any Operative Document, or the falsity of any representation or warranty of Atlas in any Operative Document (each of the foregoing (i), (ii) and (iii), including all interest accruing thereon after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding, regardless of whether or not a claim can be made or realized therefor, collectively, the "OBLIGATIONS"). Polar agrees that this Guaranty is a guarantee of performance and payment and not of collection. Polar hereby agrees that its obligations hereunder shall be primary, absolute and unconditional, irrespective of, and unaffected by: (i) any difference between the law selected as the governing law of the Operative Documents and the law selected as the governing law of this Guaranty; (ii) the existence, value or condition of, or failure by the Guaranteed Party to perfect any lien against the Aircraft or the release of any lien against the Aircraft, including the Airframe, any Engine or any Part thereof, with respect to the payment and performance by Atlas of its performance and payment obligations under the Operative Documents or any action, or the absence of any action, by the Guaranteed Party in respect thereof (including, without limitation, the release of any such security); (iii) the insolvency of Atlas, Polar or any Affiliate thereof; (iv) the validity, regularity, legality or enforceability of any Operative Document, any of the Obligations or any collateral security or other guaranty therefor at any time or from time to time held by the Guaranteed Party; (v) any defense, offset or counterclaim which may at any time be available to or be asserted by Atlas or Polar against the Guaranteed Party; (vi) any rejection of the Lease, as amended by the Lease Amendment or any related document by Atlas in any bankruptcy, reorganization or similar proceedings related thereto; (vii) any extension, modification (including any increase), indulgence or renewal with respect to any Obligations; (viii) any limitation of the liability of Atlas under any Operative Document that may now or hereafter be imposed by any statute, regulation or rule of law, unless such limitation applies to Polar by mandatory provisions of law;
(ix) any waiver, compromise, consent, delay or other action or inaction or any exercise or non-exercise of any right, remedy or power with respect to Atlas or any Affiliate thereof; (x) any change in the structure, ownership or control of Atlas, Polar or any Affiliate thereof; (xi) any bankruptcy, reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar proceeding with respect to Atlas, Polar or any Affiliate thereof; (xii) the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to Atlas or Polar or any substantial part of their respective properties or (xiii) any other event or circumstance whatsoever which may constitute, or might be construed to constitute an equitable or legal discharge of a surety or Polar, it being the purpose and intent of Polar that this Guaranty and Polar's obligations hereunder shall remain in full force and effect and be binding upon Polar and its successors until the Obligations and the obligations of Polar under this Guaranty shall have been satisfied by indefeasible payment in full. Polar waives expressly and irrevocably, on behalf of itself and any successors or permitted assigns (including any surety) any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Guaranteed Party upon this Guaranty or acceptance of this Guaranty. Any and all of the Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guaranty and all dealings between Atlas or Polar and the Guaranteed Party shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Except for the notice provisions specifically set forth in the applicable Operative Documents with respect to Atlas, Polar hereby waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Atlas or Polar with respect to the performance and the payment obligations arising hereunder or pursuant to the Operative Documents. Polar further agrees that its guaranty of the Obligations shall remain in full force and effect notwithstanding, and it shall not be required to consent to any amendment or modification (including an increase in the Obligations) of, or waiver, consent or extension with respect to the Operative Documents that may be made or given as provided therein. Polar covenants that this Guaranty will not be discharged except by complete payment and performance of the Obligations.

            (b) Polar shall be subrogated to all rights of the Guaranteed Party in respect of any amounts paid by Polar pursuant to the provisions of this Guaranty; PROVIDED, HOWEVER, that Polar shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation only after all performance and amounts owed to the Guaranteed Party under the Operative Documents have been satisfied and paid in full.

            (c) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of the Obligations owed to the Guaranteed Party is rescinded or must otherwise be returned by the Guaranteed Party upon the insolvency, bankruptcy or reorganization of Polar or Atlas or otherwise, all as though such payment or performance had not been made.

            SECTION 2. REPRESENTATIONS AND WARRANTIES. Polar hereby represents and warrants, for the benefit of the Guaranteed Party that:

                  (a) Polar is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified as a foreign corporation and authorized to do business in each jurisdiction where the failure to be so qualified or in good standing would have a materi-ally adverse effect on its business or financial condition, is an Affiliate of Atlas and has the corporate power to own its properties and carry on its business as now conducted;

                  (b) Polar has full power, authority and legal right to
            execute, deliver and perform this Guaranty, and Polar has taken all necessary corporate action to authorize such execution, delivery and performance;

                  (c) this Guaranty has been duly authorized, executed and
            delivered by Polar and constitutes the legal, valid and binding obligation of Polar, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer and conveyance, and other similar laws affecting the rights and remedies of creditors or the Guaranteed Party generally, and by general principles of equity, whether considered in a proceeding at law or in equity;

                  (d) no consent of any Person (including stockholders or any trustee or holder of any obligations of Polar), and no consent, license, approval or authorization of, or registration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery and performance of, and payment under, this Guaranty, except such consents as have been duly obtained; and

                  (e) the execution, delivery, performance and payment of this
            Guaranty by Polar do not and will not contravene any applicable law, regulation, order or decree, the organizational or governing documents of Polar and do not and will not constitute a default under any provision of any indenture, mortgage, contract or other agreement to which Polar is a party or by which any of its assets may be bound, which default could have a material adverse effect on Polar's business or financial condition.

            SECTION 3. NOTICES. All notices to Polar under this Guaranty, until Polar furnishes written notice to the contrary, shall be in writing and mailed, faxed or delivered to Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, New York 10577-2543, and directed to the attention of the General Counsel of Atlas Air Worldwide Holdings, Inc. (facsimile no. (914) 701-8333).

            SECTION 4. MISCELLANEOUS. (a) This Guaranty shall: (i) be binding upon Polar, its successors and permitted assigns (including any debtor-in-possession on behalf of Polar); (ii) inure to the benefit of, and be enforceable by, the Guaranteed Party and its respective successors and assigns and its Affiliates (and shall be transferable without Polar's consent by the Guaranteed Party in connection with the transfer of the Obligations under and in accordance with the terms of the Operative Documents), but shall not, and is not intended to, create rights in any other third parties; (iii) not be waived, amended or modified without the written consent of the Guaranteed Party; (iv) BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUD1NG SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) and (v) may not be assigned, delegated, pledged, encumbered, hypothecated or transferred in whole or in part by Polar hereunder. Polar irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby.

            (b) No failure or delay on the part of the Guaranteed Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any delay or single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in and contemplated by this Guaranty are cumulative and not exclusive of any rights or remedies provided by law or at equity.

            (c) Polar irrevocably agrees for the benefit of the Guaranteed Party, by execution and delivery of this Guaranty, that any legal action or proceeding brought against Polar with respect to this Guaranty or the transactions contemplated hereby or by the Operative Documents may be brought and determined in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York located in the Borough of Manhattan and Polar hereby irrevocably accepts with regard to any such action or proceeding, for itself and in respect of its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Nothing herein shall affect the right of the Guaranteed Party to serve process in any manner permitted by law as to commence legal proceedings or otherwise to proceed against Polar in any other jurisdiction in which Polar may be subject to suit.

            (d) Any provision of this Guaranty which is determined by competent authority to be prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 5. INTERPRETATION. The headings of the sections and other subdivisions of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part hereof.

            SECTION 6. ATTORNEY'S COST. Polar agrees to pay all reasonable attorney's fees and disbursements and all other actual costs and expenses that may be incurred by the Guaranteed Party in the enforcement of this Guaranty, whether or not an action at law is commenced with respect hereto.

            SECTION 7. WAIVER. In addition to the waivers contained in Section 4 hereof, Polar waives, and agrees that it shall not at any time insist upon, plead or claim any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption (which would not have been available to Atlas), whether now or at any time hereafter in force, which will delay, prevent or otherwise affect the performance by Polar of its performance and payment obligations under, or materially and adversely affect the enforcement by the Guaranteed Party of, this Guaranty. Polar hereby waives the benefit of all provisions of law which conflict with the terms of this Guaranty. Polar represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any offsets or defenses against the Guaranteed Party.

            SECTION 8. REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Atlas or Polar for liquidation or reorganization, should Atlas or Polar become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such Atlas' or Polar's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, pursuant to applicable law, is rescinded or reduced in amount, or must otherwise be restored or returned by the Guaranteed Party, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment or performance, or any part thereof, is rescinded, reduced, restored or returned, the related payment or obligation shall be reinstated and deemed reduced only by such amount paid or performance received and not so rescinded, reduced, restored or returned.

            SECTION 9. CURRENCY OF PAYMENT. Any payment to be made by Polar shall be made on an after-tax basis in the same currency as designated for payment in the Lease and such designation of the currency of payment is of the essence.

                            [SIGNATURE PAGE FOLLOWS)

            IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed by its duly authorized officer as of the day, month and year first above written.

                                           POLAR AIR CARGO, INC.


                                           By: /s/ William C. Bradley
                                               ---------------------------------
                                               Name:  William C. Bradley
                                               Title: Vice President & Treasurer

                          ACKNOWLEDGMENT AND ACCEPTANCE

Tuolumne River Aircraft Finance, Inc. hereby acknowledges and accepts the provisions of the foregoing Guaranty.

                                           TUOLUMNE RIVER AIRCRAFT FINANCE, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                       [SIGNATURE PAGE FOR GUARANTY 32838]

            IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed by its duly authorized officer as of the day, month and year first above written.

                                           POLAR AIR CARGO, INC.


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:

                          ACKNOWLEDGMENT AND ACCEPTANCE

Tuolumne River Aircraft Finance, Inc. hereby acknowledges and accepts the provisions of the foregoing Guaranty.

                                           TUOLUMNE RIVER AIRCRAFT FINANCE, INC.


                                           By: Keith A. Helming
                                               ---------------------------------
                                               Name:  Keith A. Helming
                                               Title: Vice President

                       [SIGNATURE PAGE FOR GUARANTY 32838]

                           Schedule to Exhibit 10.7.5

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ------------------------ ------------------------- -----------------------------------------
REGISTRATION         MANUFACTURER'S SERIAL    GUARANTOR                 AGREEMENT
NUMBER               NUMBER(S)
-------------------- ------------------------ ------------------------- -----------------------------------------
N418MC               32840                    Polar Air Cargo, Inc.     Polar Guaranty (N418MC) dated as of
                                                                        July 27, 2004.
-------------------- ------------------------ ------------------------- -----------------------------------------

